UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF FLORIDA
                            WEST PALM BEACH DIVISION

                            CASE NO. 99-33737-BKC-SHF

                                                       CHAPTER 11



IN RE:

         PSI INDUSTRIES, INC.

                  Debtor


                  DEBTOR'S MONTHLY FINANCIAL REPORTS (BUSINESS)
           FOR THE PERIOD FROM SEPTEMBER 1, 1999 TO SEPTEMBER 30, 1999
           -----------------------------------------------------------

         COMES NOW the above-named Debtor and files its periodic report in accordance with the Guidelines established by the United States Trustee and FRBP 2015.
         I HEREBY CERTIFY that a true and correct copy of the foregoing and attached report was furnished by mail this 20 day of October, 1999, to the Assistant U.S. Trustee's Office, 51 SW First Avenue, Miami, FL 33130.

                                         KLUGER, PERETZ, KAPLAN & BERLIN, P.A.
                                         Attorneys for Debtor
                                         Miami Center, Seventeenth Floor
                                         201 So. Biscayne Blvd.
                                         Miami, Florida 33131
                                         Telephone: (305) 379-9000
                                         Facsimile: (305) 379-3428
Debtor's Address:
and Phone Number:
                                         By: /s/ Michael D. Seese
                                         ------------------------
                                                 MICHAEL D. SEESE
PSI INDUSTRIES, INC.                             Fla. Bar No. 997323
1160 B South Rogers Circle
Boca Raton, FL 33487
561/997-1133


                     MONTHLY FINANCIAL REPORT FOR BUSINESS

    FOR THE PERIOD BEGIN9ING SEPTEMBER 1, 1999 AND ENDING SEPTEMBER 30, 1999

Name of Debtor: PSI INDUSTRIES, INC.              Case Number:  99-33737 BKC-SHF
Date of Petition : JULY 29, 1999


                                                                     CURRENT MONTH           CUMULATIVE PETITION TO DATE
                                                                   ---------------------     --------------------------

1. CASH AT BEGINNING OF PERIOD                                            13,387.32  Note 1                        0
2. RECEIPTS:
    A. Cash Sales
       Less : Cash Refunds
       Net Cash Sales
     B. Collection on Post petition A/R                                  281,469.90                       296,600.59
     C. Collection on Prepetition A/R                                    184,019.10                       916,337.41
     D. Other Receipts (See Attached List)                               190,870.55                       456,723.08
                                                                   -----------------          -----------------------
3. TOTAL RECEIPTS                                                        656,359.55                     1,669,661.08
                                                                   -----------------          -----------------------
4. TOTAL CASH AVAILABLE FOR OPERATIONS (Line1 +Line 3)                   669,746.87                     1,669,661.08

5. DISBURSEMENTS
     A. U.S.Trustee Quarterly Fees
     B. Net Payroll                                                       40,933.59                       100,203.09 Note 2
     C. Payroll Taxes Paid                                                10,956.62                        28,101.72
     D. Sales and Use Taxes
     E. Other Taxes
     F. Rent
     G. Other Leases (Attachment 3)
     H. Telephone                                                          4,408.60                         4,408.60
     I. Utilities                                                          2,053.46                         5,661.10
     J. Travel & Entertainment                                               410.50                         4,626.21
     k. Vehicle Expenses
     L. Office Supplies                                                      752.34                         1,263.88
     M. Advertising
     N. Insurance (Attachment 7)                                          19,328.70                        57,902.91
     O. Purchases of Fixed Assets
     P. Purchases of Inventory
     Q. Manufacturing Supplies
     R. Repairs and Maintence                                              3,868.22                         4,018.22
     S. Payments to Secured Creditors                                    474,367.98                     1,284,166.98
     T. Other Operating Expenses                                          85,169.75                       151,811.26
                                                                   -----------------          -----------------------
6. TOTAL CASH DISBURSEMENTS                                              642,249.76                     1,642,163.97
                                                                   -----------------          -----------------------
7. ENDING CASH BALANCE (Line 4-Line 6)                                    27,497.11                        27,497.11
                                                                   =================          =======================

I declare under penalty of perjury that this statement and the accompanying documents and reports are true and correct to the best of my knowledge and belief
This 18th day of October, 1999.    /s/ Barry Shear
                                   ---------------

Note 1. Cash at the beginning of the period was increased by $8,518.36 due to a transfer from pre petition payroll account to the post petition payroll account not being recorded , bank service charges not being recorded and an error in the addition of payroll checks written in August 1999:

Note 2. Cumulative petition to date net payroll was increased by $6,267.42 due to an error in the addition of payroll checks written in August 1999.


MONTHLY FINANCIAL REPORT FOR BUSINESS

FOR THE PERIOD BEGINNING SEPTEMBER 1, 1999   AND ENDING SEPTEMBER 30, 1999

Name of Debtor: PSI INDUSTRIES, INC.             Case Number:  99-33737 BKC-SHF
 Date of Petition : JULY 29, 1999




                                                                             CURRENT MONTH        CUMULATIVE PETITION TO DATE
                                                                         ----------------------- ------------------------------

                                        OTHER RECEIPTS

Advances from LaSalle National Bank                                               187,664.57                    380,582.03
Insurance claim refund                                                                                            2,390.00
Refund from vendors (telephone,suppliers etc)                                          48.48                        582.65
Transfer from pre petition payroll account                                                                       16,301.92  Note 3
Deposits from customers                                                             3,157.50                     16,686.48
Cobra payment from former employee                                                                                  180.00
Refund from Silverman/Korenthal & Co retainer                                                                    40,000.00
                                                                         --------------------    --------------------------
                                            Total                                 190,870.55                    456,723.08
                                                                         ====================    ==========================



                                   OTHER OPERATING EXPENSES

Fees and expenses for designated DIP                                               38,000.00                     82,000.00
Expense reimbursment                                                                2,090.02                      2,090.02
Equipment rental                                                                    3,668.07                      9,862.09
Payroll service                                                                       338.40                        553.15
Deposits to vendors                                                                10,000.00                     10,000.00
Freight out                                                                         4,532.87                     13,290.09
Postage                                                                             1,020.70                      1,900.27
Product development                                                                   336.66                        470.47
Product packaging                                                                     589.50                      5,310.50
Computer expenses                                                                     781.25                      1,006.25
Customer refunds (post petition)                                                   21,222.50                     21,222.50
Security and protection                                                               175.00                        175.00
Packaging supplies                                                                    124.80                        124.80
Bank service  charges                                                               2,289.98                      3,806.12  Note 4
                                                                         --------------------    --------------------------
                                            Total                                  85,169.75                    151,811.26
                                                                         ====================    ==========================

Note 3. Cumulative petition to date other receipts was increased by $16,301.92 due to a transfer of funds from pre pettition payroll account to the post petition payroll account not being recorded.

Note 4. Cumulative petition to date bank service charges was increased by $1,516.14 due to August bank service charges not being recorded.



                                  ATTACHMENT 1

MONTHLY ACCOUNTS RECEIVABLE AGING AND RECONCILATION


Name of Debtor: PSI INDUSTRIES, INC.            Case Number:  99-33737 BKC-SHF

Reporting Period beginning SEPTEMBER 1, 1999 and ending SEPTEMBER 30, 1999


ACCOUNTS RECEIVABLE AT PETITION DATE: 4,043,420.00

ACCOUNTS RECEIVABLE RECONCILIATION:

                   Beginning of Month Balance                                                                 3,307,783.00
                   PLUS: Current Month New Billings                                                             317,414.00
                   LESS: Collection During the Month                                                           (465,489.00)
                      LESS: Adjustments                                                                         (18,333.00)
                                                                                             ------------------------------
                   End of Month Balance                                                                       3,141,375.00
                                                                                             ==============================


AGING:

    0-30 DAYS           31-60 DAYS             61-90 DAYS               OVER 90 DAYS                     TOTAL
      28,229               (7,388)               360,099                 2,760,435                     3,141,375
===========================================================================================================================

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


                                  ATTACHMENT 2

MONTHLY ACCOUNTS PAYABLE AND SECURED PAYMENTS REPORT


Name of Debtor: PSI INDUSTRIES, INC.             Case Number:  99-33737 BKC-SHF

Reporting Period beginning September 1, 1999 and ending September 31, 1999


Listed below are all invoices or bills incurred and not paid since the filing of the petition. Amounts owed prior to filing the petition are not included.

      Date Incured             Days Outstanding            Vendor                           Description                Amount
----------------------------------------------------------------------------------------------------------------------------------

       09/24/1999                     0             Florida Power & Light                    Utilities                   1,472.14
       09/01/1999                     10            Canon Financial Svcs                 Equipment Rental                2,287.69
       08/11/1999                     35               Federal Express                        Postage                       12.75
       08/18/1999                     28               Federal Express                        Postage                       25.00
       08/25/1999                     21               Federal Express                        Postage                       37.22
       08/25/1999                     21               Federal Express                        Postage                       14.00
       09/01/1999                     15               Federal Express                        Postage                       33.75
       09/09/1999                     6                Federal Express                        Postage                      103.66
       09/15/1999                     0                Federal Express                        Postage                       63.41
       09/23/1999                     0                Federal Express                        Postage                       70.09
       08/28/1999                     22                     UPS                         Postage & Freight                 178.48
       09/18/1999                     2                      UPS                         Postage & Freight                 187.70
       08/21/1999                     30                     UPS                         Postage & Freight                 333.75
       09/22/1999                     0                   Cybergate                      Computer Expense                  107.70
       09/24/1999                     0              Saxon Business Sys.                 Equipment Rental                  175.14

                                                                                                                ------------------

                                                                                                                         5,102.48
                                                                                                                ==================

              ACCOUNTS PAYABLE RECONCILIATION (Post Petition Only):

                                                Opening Balance (total from prior report)                                1,304.02
                                                PLUS: New Indebtedness Incurred This Month                             189,173.05
                                                LESS: Amount Paid on Prior Accounts Payable                           (185,374.59)
                                                                                                               -------------------
                                                Ending Month Balance                                                     5,102.48
                                                                                                               ===================


SECURED: List the status of Payments to Secured Creditors and Lessors (Post Petition Only)

                                                                                     Number of Post               Total Amount of
                                                                                   Petition Payments               Post Petition
Secured Creditor/Lessor          Date Payment Due        Payment Amount                Delinquent              Payments Delinquent
LaSalle National Bank                   N/A                468,694.98                       N/A                         N/A
Mellon United National Bank         09/16/1999               5,673.00                       N/A                         N/A
                                               -------------------------
                     Total                                 474,367.98
                                               =========================



                                  ATTACHMENT 3

                       INVENTORY AND FIXED ASSETS REPORT


Name of Debtor: PSI INDUSTRIES, INC.              Case Number:  99-33737 BKC-SHF

Reporting Period beginning September 1, 1999 and ending September 30, 1999

                                INVENTORY REPORT

INVENTORY BALANCE AT PETITION DATE:                                                                                 1,552,250.00
                                                                                                                =================

INVENTORY RECONCILITION:

                      Inventory Balance at Beginning of Month                                      1,552,172.00
                             Inventory Purchased During Month                                                 0
                            Inventory Used,  Sold or Adjusted                                       (738,939.00)
                                                                                               -----------------
                          Injventory  On Hand at End of Month                                        813,233.00
                                                                                               =================

METHOD OF COSTING INVENTORY: The lower of cost determined on the average method or market.


                               FIXED ASSET REPORT

FIXED ASSETS FAIR MARKET VALUE AT PETITION DATE:                                                                    1,314,180.00
                                                                                                                =================

BRIEF DESCRIPTION: Office/warehouse, office equipment, furnishings,machinery, fixtures, equipment and supplies used in business.


                          FIXED ASSET RECONCILIATION:

Fixed Asset Value at Beginning of Month                                                                             1,303,148.00
                                   LESS: Depreciation Expense                                                         (11,032.00)
                                          PLUS: New Purchases                                                                  0
                                                                                                                -----------------
Ending Monthly Balance                                                                                              1,292,116.00
                                                                                                                =================



                                  ATTACHMENT 4

                       MONTHLY BANK ACCOUNT RECONCILATION


Name of Debtor: PSI INDUSTRIES, INC.              Case Number:  99-33737 BKC-SHF

Reporting Period beginning September 1, 1999 and ending September 30, 1999


NAME OF BANK: La Salle National Bank

ACCOUNT NAME: PSI Industries, Inc.DIP- Operating Account

ACCOUNT NUMBER: 5800228008

PURPOSE OF ACCOUNT: Operating Account
                                            Beginning Balance                                                            0.00
                                          Total Deposits Made                                                      187,664.57
                          Total Amount of Checks and Wire Transfers Written                                       (185,374.59)
                                              Service Charges                                                       (2,289.98)
                                                                                                             -----------------
                                              Closing Balance                                                            0.00
                                                                                                             =================

Number of First Check Written this Period                                                                               30081
Number of Last Check Written this Period                                                                                30173
Number of Wire Transfers this Period                                                                                        6
                                                                                                             -----------------


Total Number of Checks and Wire Transfers Written this Period                                                              99
                                                                                                             =================




                                  ATTACHMENT 4

                       MONTHLY BANK ACCOUNT RECONCILATION


Name of Debtor: PSI INDUSTRIES, INC.              Case Number:  99-33737 BKC-SHF

Reporting Period beginning SEPTEMBER 1, 1999 and ending SEPTEMBER  30, 1999


NAME OF BANK: Republic Security  Bank

ACCOUNT NAME: PSI Industries, Inc. DIP Payroll Account

ACCOUNT NUMBER: 0123000602

PURPOSE OF ACCOUNT: Payroll Account
                       Beginning Balance **                                                                         13,387.32
                       Total Deposits Made                                                                          66,000.00
                       Total Amount of Payroll Checks Written                                                      (40,933.59)
                       Total Amount of Payroll Taxes Paid *                                                        (10,956.62)
                       Service Charges
                                                                                                   ---------------------------
                       Closing Balance                                                                              27,497.11
                                                                                                   ===========================

Number of First  Manual Check Written this Period                                                                        1047
Number of Last Manual Check Written this Period                                                                          1049

Number of First  Computer Generated  Check Written this Period                                                          30062
Number of Last Computer Generated Check Written this Period                                                             30130
                                                                                                   ---------------------------

Total Number of Checks Written this Period                                                                                 72
                                                                                                   ===========================



* Payroll taxes are paid directly by Payroll Service Bureau out of checking account ** Beginning balance was reduced by $6,267.42 due to an error in the addition of the payroll checks written in the prior month.


                                  ATTACHMENT 5

                        CHECK REGISTER-OPERATING ACCOUNT


Name of Debtor: PSI INDUSTRIES, INC.              Case Number:  99-33737 BKC-SHF

Reporting Period beginning SEPTEMBER 1, 1999 and ending SEPTEMBER 30, 1999

NAME OF BANK: La Salle National Bank

ACCOUNT NAME: PSI Industries, Inc.DIP- Operating Account

ACCOUNT NUMBER: 5800228008

PURPOSE OF ACCOUNT: Operating Account


      Date            Check Number                       Payee                                 Purpose                      Amount
   09/01/1999            30081                      Federal Express                            Postage                        27.50
   09/01/1999            30082                         Walgreens                         Product Development                  52.48
   09/01/1999            30083                         Rob Cohen                         Product Development                 170.00
   09/02/1999            30084                      Federal Express                            Postage                        26.25
   09/02/1999            30085                Primepay of Greater Orlando                  Payroll Service                    62.90
   09/02/1999            30086                       Michael Allen                         Office Supplies                     1.60
   09/02/1999            30087                           Void                                                                  0.00
   09/02/1999            30088                         Walgreens                         Product Development                  46.44
   09/03/1999            30089                      Federal Express                            Postage                        43.00
   09/03/1999            30090                     Halsey & Griffith                    Repair & Maintenance                 243.12
   09/03/1999            30091              First Choice Bldg. Maint, Inc.              Repair & Maintenance                 291.50
   09/03/1999            30092                      Federal Express                            Postage                        13.50
   09/03/1999            30093                           Void                                                                  0.00
   09/03/1999            30094                       Michael Allen                        Product Packaging                  127.50
   09/07/1999            30095                         Walgreens                         Product Development                  39.50
   09/07/1999            30096                      Federal Express                            Postage                        13.50
   09/08/1999            30097                       Michael Allen                        Product Packaging                  102.00
   09/08/1999            30098                      Federal Express                            Postage                        13.50
   09/08/1999            30099                         Walgreens                         Product Development                  28.24
   09/08/1999            30100                Primepay of Greater Orlando                  Payroll Service                    62.90
   09/09/1999            30101                         Ben Cohen                        Expense Reimbursment               1,084.78
   09/09/1999            30102                    Silverman/Korenthal                    Fees & Expenses-DIP              11,000.00
   09/09/1999            30103                            RPS                                  Deposit                    10,000.00
   09/09/1999            30104                      Federal Express                            Postage                        68.50
   09/09/1999            30105                            RPS                                Freight Out                      98.52
   09/09/1999            30106                   Microsmart of Florida                    Computer Expense                   209.35
   09/09/1999            30107                      Federal Express                            Postage                       103.00
   09/10/1999            30108                      Federal Express                            Postage                        26.50
   09/13/1999            30109                   Microsmart of Florida                    Computer Expense                    26.50
   09/15/1999            30110                    Silverman/Korenthal                    Fees & Expenses-DIP              11,000.00
   09/15/1999            30111                Mellon United National Bank                     Mortgage                     5,673.00
   09/15/1999            30112                  A Plus Air Conditioning                 Repair & Maintenance                  45.00
   09/16/1999            30113                      Federal Express                            Postage                        84.50
   09/16/1999            30114                  A Plus Air Conditioning                 Repair & Maintenance                 196.10
   09/16/1999            30115                Primepay of Greater Orlando                  Payroll Service                    73.75
   09/17/1999            30116                      Federal Express                            Postage                        39.50
   09/17/1999            30117                         Ben Cohen                        Expense Reimbursment               1,005.24
   09/17/1999            30118                        Bell South                              Telephone                    2,024.71
   09/20/1999            30119                      Federal Express                            Postage                        65.50
   09/21/1999            30120                      Federal Express                            Postage                        13.50
   09/21/1999            30121                       DHL Worldwide                           Freight Out                   1,310.50
   09/21/1999            30122                      Cybergate, Inc.                       Computer Expense                   107.70
   09/21/1999            30123                        RSL Com USA                             Telephone                    2,383.89

                        CHECK REGISTER-OPERATING ACCOUNT


      Date            Check Number                   Payee                             Purpose                              Amount

   09/22/1999            30124                  Federal Express                        Postage                                13.50
   09/22/1999            30125              Protective Dental Care                Dental Insurance                           143.00
   09/22/1999            30126            Browning-Ferris Industries                  Utilities                              597.84
   09/22/1999            30127            Primepay of Greater Orlando              Payroll Service                            82.15
   09/22/1999            30128               Nations Banc Leasing                 Equipment Rental                         2,525.37
   09/22/1999            30129                 ASAP Pest Control                Repair & Maintenance                          65.00
   09/22/1999            30130             Pinnacle Solutions, Inc.               Computer Expense                           225.00
   09/22/1999            30131                Silverman/Korenthal                Fees & Expenses-DIP                      10,000.00
   09/22/1999            30132             Advanced Modular Systems               Equipment Rental                           159.00
   09/22/1999            30133                  Harbinger Corp.                   Computer Expense                            30.00
   09/22/1999            30134               American Freightways                    Freight Out                             233.60
   09/22/1999            30135                  Federal Express                        Postage                                20.25
   09/22/1999            30136              Global Financial Press              Stationary & Printing                         80.56
   09/22/1999            30137             Evaco Financial Printers             Stationary & Printing                        300.61
   09/22/1999            30138                 Xerox Corporation                  Equipment Rental                           730.36
   09/22/1999            30139                        UPS                              Postage                                37.50
   09/22/1999            30140                    Zephyrhills                      Office Supplies                           118.34
   09/22/1999            30141             Finance Dept/City of Boca                  Security                                43.00
   09/22/1999            30142                 Mary Ellen Carter               Travel & Entertainmnt.                         70.00
   09/22/1999            30143           Experian Business Information          Stationary & Printing                         41.75
   09/22/1999            30144             1160 Building Condo Assoc            Repair & Maintenance                       3,027.50
   09/22/1999            30145                  Cybergate, Inc.                   Computer Expense                           182.70
   09/22/1999            30146                   The Mouse Pad                    Product Packaging                          360.00
   09/24/1999            30147                  Federal Express                        Postage                                65.25
   09/24/1999            30148                  Federal Express                        Postage                                27.25
   09/24/1999            30149                  Federal Express                        Postage                                13.50
   09/27/1999            30150                  Federal Express                        Postage                                24.50
   09/28/1999            30151                Aetna US Healthcare                 Health Insurance                         2,910.17
   09/28/1999            30152                        FPL                             Utilities                            1,455.62
   09/28/1999            30153                       AFCO                             Insurance                            9,444.20
   09/28/1999            30154                  Jefferson Pilot                 Disability Insurance                         261.04
   09/28/1999            30155             Advanced Modular Systems               Equipment Rental                            95.40
   09/28/1999            30156                   Blonder, Inc.              Customer Refund Post Petition                 10,000.00
   09/28/1999            30157              Saxon Business Systems                Equipment Rental                           157.94
   09/28/1999            30158                 Gene C. Rosenberg                      Security                               132.00
   09/28/1999            30159                   Office Depot                      Office Supplies                           209.48
   09/28/1999            30160                Silverman/Korenthal                Fees & Expenses-DIP                       6,000.00
   09/28/1999            30161              Riverside Paper Company               Packing Supplies                           124.80
   09/28/1999            30162                  Federal Express                        Postage                               194.70
   09/28/1999            30163                   DHL Worldwide                       Freight Out                             136.40
   09/29/1999            30164                  Federal Express                        Postage                                19.00
   09/29/1999            30165                       Void
   09/29/1999            30166              Walter Cribbins Company         Customer Refund Post Petition                  8,065.00
   09/29/1999            30167                    ETC Travel                Customer Refund Post Petition                    812.50
   09/29/1999            30168             Eerie World Entertainment        Customer Refund Post Petition                  2,345.00
   09/29/1999            30169            Primepay of Greater Orlando              Payroll Service                            56.70
   09/29/1999            30170                       AFCO                             Insurance                            4,651.96
   09/30/1999            30171                  Federal Express                        Postage                                67.00
   09/30/1999            30172                  Ultimate Escape                 Travel & Entertainmnt                        340.50
   09/30/1999            30173              Health Plan of Florida                Health Insurance                         1,918.33
   09/02/1999        Wire Transfer          Republic Security Bank                     Payroll                            14,500.00
   09/09/1999        Wire Transfer          Republic Security Bank                     Payroll                            14,500.00
   09/13/1999        Wire Transfer          Republic Security Bank                     Payroll                            13,000.00
   09/23/1999        Wire Transfer          Republic Security Bank                     Payroll                            13,000.00
   09/24/1999        Wire Transfer                 RPS, Inc.                         Freight Out                           2,753.85
   09/30/1999        Wire Transfer          Republic Security Bank                     Payroll                            11,000.00


                                                                                                               --------------------
                                                                                        TOTAL                            185,374.59
                                                                                                               ====================


                                  ATTACHMENT 5

                         CHECK REGISTER-PAYROLL ACCOUNT


Name of Debtor: PSI INDUSTRIES, INC.           Case Number:  99-33737 BKC-SHF

Reporting Period beginning SEPTEMBER 1,1999 and ending SEPTEMBER 30, 1999

NAME OF BANK: Republic Security  Bank

ACCOUNT NAME: PSI Industries, Inc. DIP Payroll Account

ACCOUNT NUMBER:0123000602

PURPOSE OF ACCOUNT: Payroll Account

        Date                Check Number                   Payee                 Purpose                         Amount

     09/10/1999                 1047                    Diane Zwack              Replacemnet                      499.53
     09/17/1999                 1048                   Michael Caruso              Payroll                        244.78
     09/20/1999                 1049                  Patrick Peterson           Replacemnet                      237.96
     09/03/1999                30062                     Ben Cohen                Pay check                     2,540.16
     09/03/1999                30063                   Martin Epstein             Pay check                     1,420.77
     09/03/1999                30064                    Nancy Baker               Pay check                       756.34
     09/03/1999                30065                 Mary Ellen Carter            Pay check                       123.87
     09/03/1999                30066                     Rob Cohen                Pay check                       730.59
     09/03/1999                30067                    Diane Zwack               Pay check                       591.77
     09/03/1999                30068                  Lilian Sholkoff             Pay check                       303.58
     09/03/1999                30069                    Brian Faber               Pay check                       561.04
     09/03/1999                30070                 Clerk of the Court          Garnishment                       93.60
     09/03/1999                30071                     Diane Kael               Pay check                       429.46
     09/03/1999                30072                    Emily Cohen               Pay check                       609.26
     09/03/1999                30073                    Rose Graham               Pay check                       475.07
     09/03/1999                30074                     Rosy Perez               Pay check                       480.89
     09/03/1999                30075                   Michael Caruso             Pay check                       307.13
     09/03/1999                30076                   Michael Alllen             Pay check                       472.26
     09/03/1999                30077                  Paul Coppenrath             Pay check                       621.54
     09/03/1999                30078                     Roger Fern               Pay check                       110.91
     09/03/1999                30079                  Patrick Peterson            Pay check                       324.98
     09/03/1999                30080                    Bryan Suppo               Pay check                        74.81
     09/10/1999                30081                     Ben Cohen                Pay check                     2,540.16
     09/10/1999                30082                   Martin Epstein             Pay check                     1,420.77
     09/10/1999                30083                    Nancy Baker               Pay check                       756.34
     09/10/1999                30084                 Mary Ellen Carter            Pay check                       170.28
     09/10/1999                30085                     Rob Cohen                Pay check                       730.59
     09/10/1999                30086                        Void
     09/10/1999                30087                  Lilian Sholkoff             Pay check                       303.58
     09/10/1999                30088                    Brian Faber               Pay check                       453.26
     09/10/1999                30089                 Clerk of the Court          Garnishment                       93.60
     09/10/1999                30090                     Diane Kael               Pay check                       167.07
     09/10/1999                30091                    Emily Cohen               Pay check                       609.26
     09/10/1999                30092                    Rose Graham               Pay check                       475.07
     09/10/1999                30093                     Rosy Perez               Pay check                       480.89
     09/10/1999                30094                   Michael Caruso             Pay check                       286.35
     09/10/1999                30095                   Michael Alllen             Pay check                       472.26
     09/10/1999                30096                  Paul Coppenrath             Pay check                       621.54
     09/10/1999                30097                     Roger Fern               Pay check                       163.51
     09/10/1999                30098                  Patrick Peterson            Pay check                       297.91
     09/10/1999                30099                    Bryan Suppo               Pay check                       239.31

        Date                Check Number                   Payee                  Purpose                      Amount

     09/17/1999                30100                   Martin Epstein             Pay check                     1,420.77
     09/17/1999                30101                    Nancy Baker               Pay check                       756.34
     09/17/1999                30102                     Rob Cohen                Pay check                       319.67
     09/17/1999                30103                  Lilian Sholkoff             Pay check                       303.58
     09/17/1999                30104                    Brian Faber               Pay check                       561.04
     09/17/1999                30105                 Clerk of the Court          Garnishment                       93.60
     09/17/1999                30106                     Diane Kael               Pay check                       167.07
     09/17/1999                30107                    Emily Cohen               Pay check                       609.26
     09/17/1999                30108                    Rose Graham               Pay check                       475.07
     09/17/1999                30109                     Rosy Perez               Pay check                       480.89
     09/17/1999                30110                   Michael Alllen             Pay check                       472.26
     09/17/1999                30111                  Paul Coppenrath             Pay check                       621.54
     09/17/1999                30112                     Roger Fern               Pay check                       147.07
     09/17/1999                30113                        Void
     09/17/1999                30114                    Bryan Suppo               Pay check                        60.25
     09/17/1999                30115                     Ben Cohen                Pay check                     2,500.00
     09/24/1999                30116                   Martin Epstein             Pay check                     1,800.00
     09/24/1999                30117                    Nancy Baker               Pay check                       756.34
     09/24/1999                30118                  Lilian Sholkoff             Pay check                       303.58
     09/24/1999                30119                    Brian Faber               Pay check                       561.04
     09/24/1999                30120                 Clerk of the Court          Garnishment                       93.60
     09/24/1999                30121                     Diane Kael               Pay check                       429.46
     09/24/1999                30122                    Emily Cohen               Pay check                       609.26
     09/24/1999                30123                    Rose Graham               Pay check                       475.07
     09/24/1999                30124                     Rosy Perez               Pay check                       480.89
     09/24/1999                30125                   Michael Alllen             Pay check                       472.26
     09/24/1999                30126                   James Anthony              Pay check                       205.47
     09/24/1999                30127                  Paul Coppenrath             Pay check                       621.54
     09/24/1999                30128                     Roger Fern               Pay check                       147.07
     09/24/1999                30129                    Bryan Suppo               Pay check                       197.55
     09/24/1999                30130                     Ben Cohen                Pay check                     2,500.00

                                                                                                  -----------------------
                                                                       Total                                   40,933.59
                                                                                                  =======================



                                  ATTACHMENT 6

                               MONTHLY TAX REPORT


Name of Debtor: PSI INDUSTRIES, INC.              Case Number:  99-33737 BKC-SHF

Reporting Period beginning September 1, 1999 and ending September 30, 1999


                          TAXES PAID DURING THE MONTH

           Date                                  Description                                Amount
        09/03/1999                                Payroll Taxes                             3,342.66
        09/10/1999                                Payroll Taxes                             3,420.71
        09/17/1999                                Payroll Taxes                             1,750.27
        09/24/1999                                Payroll Taxes                             2,442.98
                                                                                ---------------------

                                                    Total                                  10,956.62
                                                                                =====================

All payroll tax deposits are made and funded by a Payroll Service Bureau. The Payroll Service Bureau is Prime Pay, 841 Douglas Avenue, Suite 101, Altamonte Springs, Fl 32714



                               TAXES OWED AND DUE


All payroll tax deposits are made and funded by a Payroll Service Bureau. The Payroll Service Bureau is Prime Pay, 841 Douglas Avenue, Suite 101, Altamonte Springs, Fl 32714


                                       ATTACHMENT 7

                         SUMMARY OF OFFICER OR OWNER COMPENSATION

                       SUMMARY OF PERSONNEL AND INSURANCE COVERAGES

Name of Debtor: PSI INDUSTRIES, INC.             Case Number:  99-33737 BKC-SHF

Reporting Period beginning SEPTEMBER 1,  1999 and ending SEPTEMBER 30, 1999


Name of Officer or Owner                         Title                       Amount Paid


Marty Epstein                                    CFO                           6,153.84




                                           PERSONNEL REPORT


                                                                                               Full Time            Part Time

Number of employees at beginning of period                                                         15                    3
Number hired during the period
Number terminated or resigned during period                                                         1                    1
                                                                                           ----------------------------------
Number of employees on payroll at end of period                                                    14                    2
                                                                                           ==================================



                                         CONFIRMATION OF INSURANCE

       Carrier            Agent & Phone Number               Policy No           Coverage Type     Expiration Date  Date Premiun Due

Reliance Insurance       Seitlin - 305-513-5989             BIND351191         Umbrella              05/04/2000     4th of ea. month
Fireman's Fund           Seitlin - 305-513-5989             W 15 WZP 80796171  Worker's Comp         01/01/2000     Paid until audit
Gulf Insurance Co        Seitlin - 305-513-5989             GA0431539          Dir. & Officers Lia   12/22/1999     22nd of ea. Mo.
Reliance Insurance       Seitlin - 305-513-5989             BIND351192         Property/Gen Lia      05/04/2000     4th of ea. month
General Accident         Seitlin - 305-513-5989             CZC443258          Ocean Cargo           05/04/2000     4th of ea. month
Aetna U.S.Health         MBS Benefit Planning 954-489-0849  262606-058-00000   Health Insurance       Perpetual     1st of ea. Month
Health Plan of Fl.       MBS Benefit Planning 954-489-0849  2605217 000        Health Insurance       Perpetual     1st of ea. Month
Health Plan of Fl.       MBS Benefit Planning 954-489-0849  2605217 001        Health Insurance       Perpetual     1st of ea. Month
Jefferson Pilot          MBS Benefit Planning 954-489-0849  55335              Disability             Perpetual     1st of ea. Month
Protective Dental Care   MBS Benefit Planning 954-489-0849  218866             Dental Insurance       Perpetual     10th of ea Month